DRAFT

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of October  _, 2017, between Canbiola, Inc., a Florida corporation (the “Company”), and RedDiamond Partners LLC, a limited liability company formed under the laws of Delaware (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, convertible preferred stock of the Company designated as Series BB Preferred Stock and as more fully described in this Agreement;

WHEREAS, the Board of Directors of the Company has approved the creation and authorization of the Series BB Preferred Stock;

WHEREAS, pursuant to the Certificate of Designations, the Company shall issue to the Purchaser certain number of shares of the Series BB Preferred Stock (the “Preferred Shares”) in accordance with this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1

Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designations (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.6.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

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“Certificate of Designations” means that certain Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock of the Company.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto in connection with a Closing, and all conditions precedent to (i) the Purchaser’s obligations to pay the applicable Purchase Price as to such Closing and (ii) the Company’s obligations to deliver the Securities as to such Closing, in each case, have been satisfied or waived.

“Closing” means one or more closings of the purchase and sale of the Securities pursuant to Section 2.2.

“Closing Statement” means the Closing Statement in the form on Annex A attached hereto.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value Nil per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Austin Legal Group, APC.

“Redemption Price” shall have the meaning ascribed to such term in the Certificate of Designations.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(q).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, advisors or independent contractors of the Company pursuant to any stock or option plan duly adopted for such purpose, (b) shares of Common Stock, warrants or options to advisors or independent contractors of the Company for compensatory purposes, (c) securities upon the exchange of or redemption of any Securities issued hereunder and/or other securities exercisable or exchangeable for

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or convertible into shares of Common Stock issued and outstanding on the date of filing of the Certificate of Designations with the Secretary of State of the State of Florida, provided that the Certificate of Designation has not been amended since such date to increase the authorized number of such securities or to decrease the redemption price or exchange price of such securities, (d) securities issuable pursuant to any contractual anti-dilution obligations of the Company in effect as of the date of filing of the Certificate of Designations with the Secretary of State of the State of Florida, provided that such obligations have not been materially amended since such date, and (e) securities issued pursuant to acquisitions or any other strategic transactions approved by the Board of Directors, provided that any such issuance shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(jj).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Shares” means the shares of Series B Convertible Preferred Stock issued to the Purchaser.

“Preferred Stock Certificate” means one or more certificates representing Preferred Shares issued to the Purchaser at a Closing.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

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“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.3(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

“Purchase Price” in aggregate shall mean $150,000, and as to each Closing shall mean the respective actual amounts of funds the Purchaser will transfer to the Company at the Closing.

“Registrable Securities” means all Underlying Shares and any other shares of Common Stock issuable under the Certificate of Designations.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Maximum Convertible Amount” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable or convertible in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon the conversion in full of all Preferred Shares or all, respectively, (including Underlying Shares issuable as payment of dividends, late-charges, make-whole amounts, and any other amounts described in the Certificate of Designations).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Preferred Shares and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series B Preferred Stock” means the Series B Convertible Preferred Stock, par value $0.001 per share, of the Company that can be issued pursuant to the Certificate of Designations.

“Shell Company” means an entity that fits within the definition of a “shell company” under Section 12b-2 of the Exchange Act and Rule 144.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act.

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“Stated Value” means the face value of the Series B Preferred Stock, based on which the number of shares of common stock of the Company will be calculated together with the conversion price. The Stated Value per Preferred Share is $1.00, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question:  the Nasdaq Capital Market; the Nasdaq Global Market; the Nasdaq Global Select Market; the New York Stock Exchange; the NYSE MKT, any level of the OTC Markets operated by OTC Markets Group, Inc. or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Certificate of Designations, the legal opinion of Company Counsel, the Transfer Agent Instruction Letter, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Island Stock Transfer, the current transfer agent of the Company, with a mailing address of 15500 Roosevelt Blvd Clearwater Fl 33760 and a telephone number of 727-289-0010, and any successor transfer agent of the Company.

“Transfer Agent Instruction Letter” means the letter from the Company to the Transfer Agent which instructs the Transfer Agent to issue Underlying Shares pursuant to the Transaction Documents, in the form of Exhibit A attached hereto.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Shares (including, without limitation, any shares of Common Stock issuable as payment of dividends, late-charges, make-whole amounts, and any other amounts described in the Certificate of Designations) and issued and issuable in lieu of the cash payment of dividends on the Preferred Shares in accordance with the terms of the Certificate of Designations.

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ARTICLE II.

PURCHASE AND SALE; EXCHANGE

2.1

Purchase.  The Purchaser agrees to purchase from the Company and the Company agrees to sell to the Purchaser an aggregate of $15000 of Preferred Shares at a purchase price equal to $0.95 per share, for an aggregate of 157,895 Preferred Shares.  The Purchaser shall not be required to purchase additional shares of Preferred Share subsequent to the First Closing if (a) the Company, its Subsidiaries, or any of the directors or officers of the Company or its Subsidiaries commit fraud; (b) the Company or its Subsidiaries breach any covenant contained herein or in the other Transaction Documents; or (c) a Triggering Event (as defined in the Certificate of Designations) occurs on or before any Closing Day unless  the Company cures such Triggering Event within the applicable period set forth in the Certificate of Designations.

2.2

Closings.   At each Closing, (i) the Purchaser shall deliver to the Company, via wire transfer to an account designated by the Company, immediately available funds equal to the Purchase Price, which, for such respective Closing, shall be equal to the number of Preferred Shares to be purchased and sold multiplied by ninety-five percent (95%) of the Stated Value per share; (ii) the Company shall deliver to the Purchaser its Preferred Stock Certificate representing the Preferred Shares purchased and sold at such Closing; and (iii) the Company and the Purchaser shall deliver all other items set forth in Section 2.3.  Upon satisfaction of the covenants and conditions set forth in Sections 2.3 and 2.4for each Closing, each Closing shall occur electronically or at such other location as the parties shall mutually agree, and may by agreement be undertaken remotely by electronic exchange of Closing documentation.  Within ninety (90) days from the execution and delivery of this Agreement by the parties hereto, the Company and the Purchaser shall conduct a Closing at which the Purchaser shall purchase and the Company shall sell $100,000 of Preferred Shares (the “First Closing”).  Subsequent to the First Closing, the Company and the Purchaser shall conduct additional Closings on each monthly anniversary following the date of the First Closing until the Purchaser has purchased and the Company has sold an aggregate of $150,000 of Preferred Shares hereunder.  At the sole discretion of the Purchaser, the Purchaser shall have the option to accelerate the date of any and all additional Closings by providing the Company notice of such intent to conduct a Closing at least three (3) Trading Days prior to the date of such accelerated Closing.

Notwithstanding anything to the contrary stated herein, Purchaser acknowledges that pursuant to the Exchange Act, the Company is required to file forms Pre14C and Def14C with the Commission at least forty (40) days prior to filing forms designating the Preferred Shares with the state of Florida and that the failure to file the Certificate of Designations for the Preferred Shares shall not, under any circumstance, constitute a breach of any provision of this Agreement until the date at least ninety (90) days from the date of this Agreement and that Purchaser may nonetheless tender the Company a portion of the Purchase Price prior to such filing.

2.3

Deliveries Upon Closing.

(a)

On or prior to the applicable Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

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(i)

as to the First Closing, this Agreement duly executed by the Company;

(ii)

as to the First Closing, a legal opinion of Company Counsel, substantially in the form of Exhibit B attached hereto;

(iii)

as to the First Closing, a stamped copy of the Certificate of Designations that is filed with the Secretary of State of the State of Florida;

(iii)

as to the First Closing, the Transfer Agent Instruction Letter duly executed by the Company and the Transfer Agent; and

(v)

a certificate representing the requisite amount of Preferred Shares equal to the Purchaser’s Purchase Price as to the applicable Closing, registered in the name of the Purchaser.

(b)

On or prior to the applicable Closing Date, the Purchaser shall deliver or cause to be delivered to the Company, as applicable, the following:

(i)

as to the First Closing, this Agreement duly executed by the Purchaser; and

(ii)

the Purchaser’s Purchase Price as to the applicable Closing, by wire transfer to the account specified in writing by the Company.

2.4

Closing Conditions.

(a)

The obligations of the Company hereunder in connection with the First Closing and additional Closings are subject to the following conditions being met:

(i)

the accuracy in all material respects, on the applicable Closing Date, of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)

all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the applicable Closing Date shall have been performed; and

(iii)

the delivery by the Purchaser of the items set forth in Section 2.3(b) of this Agreement.

(b)

The obligations of the Purchaser hereunder in connection with the First Closing and additional Closings are subject to the following conditions being met:

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(i)

the accuracy in all material respects when made and on the applicable Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii)

all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed;

(iii)

the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement;

(iv)

the Certificate of Designations has been filed with the Secretary of State of the State of Florida;

(v)

there is no Triggering Event (as defined in the Certificate of Designations);

(vi)

there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(vii)

from the date hereof to the applicable Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market and, at any time prior to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, and without regard to any factors unique to the Purchaser, makes it impracticable or inadvisable to purchase the Preferred Stock at the applicable Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Company.  Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to the Purchaser as of the date hereof:

(a)

Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital

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stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)

Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document; (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals.  This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d)

No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (except Liens in favor of the Purchaser) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)

Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.15 of this Agreement, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)

Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Company has reserved under the Purchaser’s name from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to 300% of the Maximum Convertible Amount on the date hereof.

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(g)

Capitalization.  The capitalization of the Company is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as disclosed to or known by Purchaser, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.  The issuance and sale of the Preferred Stock will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.  All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)

SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company has never been an issuer subject to Rule 144(i) under the Securities Act.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that

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unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)

Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission; (iii) the Company has not altered its method of accounting; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (v) the Company has not issued any equity securities to any officer, director or Affiliate.  Except for the issuance of the Preferred Stock contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j)

Litigation.  Except as set forth on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company that is likely to lead to action that can reasonably be expected to result in a Material Adverse Effect.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of

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the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)

Labor Relations.  No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good  To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)

Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)

Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

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(n)   Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o)

Intellectual Property.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses as presently conducted and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement.  Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)

Transactions with Affiliates and Employees.  Except as set forth on Schedule 3.1(p), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $160,000 other than for:

14

(i) payment of salary or consulting fees for services rendered; (ii) reimbursement for expenses incurred on behalf of the Company; and (iii) other employee benefits.

(q)

Sarbanes-Oxley; Internal Accounting Controls.  Except as set forth on Schedule 3.1(q), the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the applicable Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(r)

Certain Fees.  Other than as set forth on Schedule 3.1(r), no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(s)

Private Placement.  Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated

15

hereby.  The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(t)

Investment Company.  The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u)

Registration Rights.  Except in Schedule 3.1(u), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiaries.

(v)

Listing and Maintenance Requirements.  The class of Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.  The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(w)

Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(x)

Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information.  The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement,

16

is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y)

No Integrated Offering.  Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(z)

No General Solicitation.  In connection with the transaction contemplated herein, neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(aa)

Foreign Corrupt Practices.  Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law; or (iv) violated in any material respect any provision of FCPA.

(bb)

Accountants.  The Company’s accounting firm is set forth on Schedule 3.1(bb) of the Disclosure Schedules.  To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

(cc)

No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

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(dd)

Acknowledgment Regarding Purchaser’s Purchase of Securities.  The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Securities.  The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ee)

Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(ff)

Reserved.

(gg)

Office of Foreign Assets Control.  Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(hh)

U.S. Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(ii)

Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

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(jj)

Solvency.  Based on the consolidated financial condition of the Company as of the applicable Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the applicable Closing Date.  Schedule 3.1(jj) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(kk)

Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  Except as set forth on Schedule 3.1(kk), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

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(ll)

Seniority.  As of each Closing Date, except as set forth on Schedule 3.1(ll), no Indebtedness or other claim against the Company is senior to the Preferred Shares in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(mm)

Shell Company Status ..  The Company is not presently and has not been since December 31, 2010, an issuer identified as a “Shell Company”.

(nn)

Money Laundering.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

3.2

Representations and Warranties of the Purchaser.  The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)

Organization; Authority.  The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser.  Each Transaction Document to which it is a party has been duly executed by the Purchaser and, when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Own Account.  The Purchaser understands that the Preferred Shares are “restricted securities” and it is acquiring the Preferred Shares as principal for its own

20

account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws).  The Purchaser is acquiring Preferred Shares hereunder in the ordinary course of its business.

(c)

Purchaser Status.  At the time the Purchaser was offered the applicable Securities, it was, and as of the date hereof it is, and on each date on which it converts any Preferred Shares, it will be an “accredited investor” as defined in Rule 501 under the Securities Act.

(d)

Experience of the Purchaser.  The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)

General Solicitation.  The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)

Certain Transactions and Confidentiality.  Other than consummating the transactions contemplated hereunder, the Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and will not engage in such activities during any period in which it holds the Preferred Shares or Underlying Shares.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, the Purchaser has maintained the confidentiality of all disclosures made

21

to it in connection with this transaction (including the existence and terms of this transaction).

(g)

  Regulation M Compliance.  The Purchaser has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1

Transfer Restrictions.

(a)

The Preferred Stock may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Preferred Stock other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such Preferred Stock under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(i)

Right of First Refusal. Purchaser hereby grants to the Company, and the Company hereby accepts, the right of first refusal of any bona fide offer to purchase Preferred Shares (the “Right of First Refusal.  In the event that Purchaser receives a bona fide offer from a third party to purchase all or a portion of the Preferred Shares (an “Offer”) and Purchaser intends to accept such offer, Purchaser shall notify the Company in writing of the terms, conditions, warranties, and all other material information included in the Offer.  Upon receipt, the Company shall have the Right of First Refusal to purchase the Preferred Shares subject to the Offer on the same terms contained in the Offer (the “Option”). The Company shall exercise the Option granted hereby by providing a written notice to Purchaser of the Company’s intent to purchase the Preferred Shares according

22

to the Offer. If the Company provides notice to Purchaser of its intent to purchase the Preferred Shares according to the terms of the Offer within fourteen (14) days, the parties shall enter into s standard stock purchase agreement for the Preferred Shares based on the terms of the Offer. If the Company fails to exercise the Option within fourteen (14) days from receipt from Purchaser of notice of the Offer, Purchaser may sell the Preferred Shares subject to the terms of the Offer.

(b)

The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON [REDEMPTION] OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Preferred Stock to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Preferred Stock to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the Purchaser’s expense, the Company will execute and deliver such documentation as a pledgee or secured party of Preferred Stock may reasonably request in connection with a pledge or transfer of the Preferred Stock.

(c)

Certificates evidencing the Underlying Shares.  Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (a) while a registration statement covering the resale of such security is

23

effective under the Securities Act; (b) following any sale of such Underlying Shares pursuant to Rule 144; or (c) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company shall, upon request of a Purchaser and at the Company’s expense, cause Company Counsel to issue a legal opinion to the Transfer Agent promptly after any of the events described in (a)-(d) in the preceding sentence if required by the Transfer Agent to effect the removal of the legend hereunder (with a copy to the Purchaser and its broker).  If Underlying Shares are sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), then such Underlying Shares shall be issued free of all legends.  The Company agrees that, at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three (3) Trading Days following the delivery by the Purchaser to the Company or the Transfer Agent of a certificate representing such Underlying Shares and an opinion acceptable to the Company for the availability of a resale exemption with a restrictive legend (such third Trading Day, the “Preferred Share Legend Removal Date”), instruct the Transfer Agent to deliver or cause to be delivered to the Purchaser a certificate representing such Shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.  Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser.

(d)

Intentionally Omitted.

(e)

The Company shall provide an opinion letter from legal counsel confirming that the Common stock issuable pursuant to the conversion of the Preferred Stock is exempt from the registration requirements under Rule 144 so long as the requirements of Rule 144 are satisfied. The Purchaser shall accept such opinion letter that covers all Preferred Shares and is satisfactory to the Company’s Transfer Agent. Should the Company seek recommendation of legal counsel who may provide such opinion letter, the Purchaser may provide recommendation on choice of counsel and the Company bears the legal fees relating to the opinion letter.

4.2

Acknowledgment of Dilution.  The Company acknowledges that the issuance or conversion of the Preferred Stock may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.  The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

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4.3

Furnishing of Information; Public Information.

(a)

The Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

(b)

At any time during the period commencing from the six (6)-month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”), then, in addition to the Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Stated Value of the Purchaser’s Preferred Stock then owned by the Purchaser on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such public information is no longer required for the Purchaser to transfer the Underlying Shares pursuant to Rule 144.  The payments to which the Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.  Nothing herein shall limit the Purchaser’s right to pursue actual damages for the Public Information Failure, and the Purchaser shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief.

4.4

Integration.  Except as set forth on Schedule 4.4, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5

One-Time Redemption.  At any time before the third month anniversary from the date hereof, the Company may redeem the total outstanding Preferred Stock for an aggregate of one

25

hundred and fifteen percent (115%) of its Stated Value and one hundred percent (100%) of accrued and unpaid dividends of the outstanding Preferred Stock and any other amounts due pursuant to the Certificate of Designations.  The form of the Redemption Notice included in the Certificate of Designations sets forth the totality of the procedures required of the Company in order to redeem the Preferred Shares.  No additional legal opinion, other information or instructions shall be required of the Company to redeem all of its outstanding Preferred Shares.  The Purchaser shall honor redemptions of the Preferred Stock and shall deliver the certificate representing all such Preferred Stock outstanding in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.6

Stockholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

4.7

Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information.  The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in the Company’s Securities.

4.8

Use of Proceeds.  The Company may use the net proceeds hereunder at its sole and absolute discretion.

4.9

Indemnification of the Purchaser.  Subject to the provisions of this Section 4.9, the Company will indemnify and hold the Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against any Purchaser Party in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company

26

who is not an Affiliate of the Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchase’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by the Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choice that is reasonably acceptable to the Purchaser Party being sued.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (x) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (y) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser in this Agreement or in the other Transaction Documents or the Purchaser Party’s negligence or willful misconduct.  The indemnification required by this Section 4.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred.  The indemnification contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to under applicable laws.

4.10

Reservation and Listing of Securities.

(a)

The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

(b)

If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 300% of the Maximum Convertible Amount on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least 300% of the Maximum Convertible Amount at such time, as soon as possible and in any event not later than the seventy-fifth (75th) day after such date.

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(c)

The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Maximum Convertible Amount on the date of such application; (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter; (iii) provide to the Purchaser evidence of such listing or quotation; and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Maximum Convertible Amount on such date on such Trading Market or another Trading Market.

4.11

Prohibition on Variable Securities.  So long as any of the Preferred Shares are outstanding, the Company shall not, without written consent of the Purchaser, issue any Variable Security (as defined herein), unless (i) the Company is permitted to redeem all outstanding Preferred Shares in cash at the time of the issuance of the respective Variable Security and (ii) the Company has the option to and does redeem all outstanding Preferred Shares, pursuant to the terms of the Certificate of Designations, in cash at the time of the issuance of the respective Variable Security. A Variable Security shall mean any security issued by the Company that (i) has or may have conversion rights of any kind, contingent, conditional or otherwise in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Company’s common stock; (ii) is or may become convertible into the Company’s common stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion or exercise price that varies with the market price of the common stock, even if such security only becomes convertible or exercisable following an event of default, the passage of time, or another trigger event or condition; or (iii) was issued or may be issued in the future in exchange for or in connection with any contract, security, or instrument, whether convertible or not, where the number of shares of common stock issued or to be issued is based upon or related in any way to the market price of the common stock, including, but not limited to, common stock issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange.

4.12

Treatment of Obligations and Prohibition on Senior Obligations.  All obligations hereunder and pursuant to the Certificate of Designation, including those to pay dividends, fees, expenses or redemption amounts upon the occurrence of a Triggering Event (as defined in the Certificate of Designations), and any premiums, whether or not allowed as a claim under bankruptcy or similar laws) with respect to the Preferred Shares and other obligations, and fees and expenses in connection therewith and hereunder (collectively, the “Obligations”), shall rank senior to any debt, payment obligations or similar arrangement (“Indebtedness”) in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding-up of the Company and the incurrence of any Indebtedness that ranks senior to the Obligations shall be prohibited unless the Purchaser expressly consents in writing to such incurrence of Indebtedness.

4.13

Right of First Offer.  From the date hereof until the date that is the twelve (12) month anniversary of the date of the First Closing, in the event that the Company desires to consummate a transaction with any  Person with respect to a bona fide offer of capital or

28

financing, including without limitation, the issuance of Common Stock, Common Stock Equivalents or debt for cash consideration, Indebtedness or a combination of units thereof (a “ROFO Financing”), then the Company shall first offer such opportunity to the Purchaser, in writing (a “ROFO Notice”). The ROFO Notice must be sent Purchaser pursuant to Section 5.4.  Such ROFO Notice shall contain the material economic terms that the Company would, in good faith, expect to receive in the market for transactions similar in type to the ROFO Financing being sought (the “Material Economic Terms”).  If Purchaser is unwilling or unable to provide such ROFO Financing to the Company within three (3) Trading Days from Purchaser’s receipt of the ROFO Notice, then the Company may obtain such ROFO Financing from any other Person upon the exact same Material Economic Terms, which such ROFO Financing must be completed within ninety (90) calendar days after the date of the ROFO Notice.  If the Company does not receive the ROFO Financing from such Person within ninety (90) calendar days after the date of the respective ROFO Notice, then the Company must again offer the ROFO Financing opportunity to Purchaser as described above, and the process detailed above shall be repeated.  Additionally, in the event that the Company proceeds to a ROFO Financing with another Person and then the Material Economic Terms are altered or modified in any way, then the Company must again offer the ROFO Financing opportunity (on such altered or modified Material Economic Terms) to the Purchaser as described above, and the process detailed above shall be repeated.

4.14

Certain Transactions and Confidentiality.  The Purchaser, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending on the date that the Preferred Shares are no longer outstanding.

4.15

Securities Laws Disclosure; Publicity.  The Company shall (a) by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby and (b) by the fourth (4th) Trading Day immediately following the date hereof file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission.  From and after the issuance of such press release, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to the Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.  The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the  Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, delayed, denied, or conditioned except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Purchaser, except: (a) as required by federal securities

29

law in connection with any registration statement filed in connection with the resale of the Securities purchased hereunder and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under this clause (b).

4.16

Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of the Purchaser.  The Company shall also take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser on the applicable dates under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

4.17

Exchange Transactions.  During the period commencing on the date hereof and for so long as any of the Preferred Shares remain outstanding, neither the Company nor any of its affiliates or Subsidiaries, nor any of its or their respective officers, employees, directors, agents or other representatives, will, without the prior written consent of the Purchaser (which consent may be withheld, delayed or conditioned in the Purchaser’s reasonable discretion), directly or indirectly: (a) solicit, initiate, encourage or accept any other inquiries, proposals or offers from any Person (other than the Purchaser) relating to any exchange of any indebtedness or other securities of, or claim against, the Company or any of its Subsidiaries relying on the exemption provided by Section 3(a)(10) of the Securities Act (any such transaction described in clause (a), an “Exchange Transaction”); (b) enter into, effect, alter, amend, announce or recommend to its stockholders any Exchange Transaction with any Person (other than the Purchaser); or (c) participate in any discussions, conversations, negotiations or other communications with any Person (other than the Purchaser) regarding any Exchange Transaction, or furnish to any Person (other than the Purchaser) any information with respect to any Exchange Transaction, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any Person (other than the Purchaser) to seek an Exchange Transaction involving the Company or any of its Subsidiaries.  In addition, for so long as any of the Preferred Shares remain outstanding, neither the Company nor any of its affiliates or Subsidiaries, nor any of its or their respective officers, employees, directors, agents or other representatives, will, without the prior written consent of the Purchaser (which consent may be withheld, delayed or conditioned in the Purchaser’s sole discretion), directly or indirectly, cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any Person (other than the Purchaser) to effect any acquisition of securities or indebtedness of, or claim against, the Company by such Person from an existing holder of such securities, indebtedness or claim in connection with a proposed exchange of such securities or indebtedness of, or claim against, the Company (whether pursuant to Section 3(a)(9) or 3(a)(10) of the Securities Act or otherwise) (a “Third Party Exchange Transfer”).  The Company, its affiliates and Subsidiaries, and each of its and their respective officers, employees, directors, agents or other representatives shall immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any Persons (other than the Purchaser) with respect to any of the foregoing.  The Company shall promptly (and in no event later than twenty-four (24) hours after receipt) notify (which notice shall be provided orally and in writing and shall

30

identify the Person making the inquiry, request, proposal or offer and set forth the material terms thereof) the Purchaser after receipt of any inquiry, request, proposal or offer relating to any Exchange Transaction or Third Party Exchange Transfer, and shall promptly (and in no event later than twenty-four (24) hours after receipt) provide copies to the Purchaser of any written inquiries, requests, proposals or offers relating thereto.  The Company agrees that it and its affiliates and Subsidiaries, and each of its and their respective officers, employees, directors, agents or other representatives Subsidiaries will not enter into any agreement with any Person subsequent to the date hereof which prohibits the Company from providing any information to the Purchaser in accordance with this provision.  For all purposes of this Agreement, violations of the restrictions set forth in this Section 4.17 by any Subsidiary or affiliate of the Company, or any officer, employee, director, agent or other representative of the Company or any of its Subsidiaries or affiliates shall be deemed a direct breach of this Section 4.17 by the Company.  For the avoidance of doubt, the Company shall not without the prior written consent of the Purchaser (which consent may be withheld, delayed or conditioned in the Purchaser’s sole discretion), directly or indirectly consummate an Exchange Transaction or a Third Party Exchange Transfer if such exchange involves a third party (i.e., a Person that is neither the Company nor any existing security or debt holder of the Company).

ARTICLE V.

MISCELLANEOUS

5.1

Termination.  This Agreement may be terminated by any party by written notice to the other parties if the First Closing has not been consummated on or before the date ninety (90) days from the date of this Agreement; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

5.2

Fees and Expenses.  The parties shall pay their own fees and expenses relating to the transactions contemplated hereby The Company shall deliver to the Purchaser, prior to each applicable Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3

Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 12:00 noon

31

(New York City time) on a Trading Day; (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 12:00 noon (New York City time) on any Trading Day; or (iii) the second (2nd) Trading Day following the date of physical transmittal, if sent by a United States nationally recognized overnight courier service or upon actual receipt of the physically transmitted notice by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5

Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser, and in the case of a waiver, by the party against whom the enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6

Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger).  The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchaser as defined herein.

5.8

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

5.9

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed

32

herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.9, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10

Survival.  The representations and warranties contained herein shall survive each Closing and the deliveries of the Securities.

5.11

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

5.12

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13

Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

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5.14

Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16

Payment Set Aside.  To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17

Reserved.

5.18

Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19

Reserved.

5.20

Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.21

Construction.  The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal

34

rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.  In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.22

WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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DRAFT

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

RedDiamond Partners LLC By:__________________________________________ Name: Title:	Address for Notice: 156 West Saddle River Road Saddle River, NJ 07458
COMPANY NAME By:__________________________________________ Name: Marco Alfonsi Title: Chief Executive Officer	Address for Notice:

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE
SERIES B CONVERTIBLE PREFERRED STOCK OF CANBIOLA, INC.

I, Marco Alfonsi, hereby certify that I am the Chief Executive Officer of Canbiola, Inc.. (the “Company”), a corporation organized and existing under the Florida Business Corporation Act (the “FBCA”), and further do hereby certify:

That, pursuant to the authority expressly conferred upon the Board of Directors of the Company (the “Board”) by the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), the Board on October 05, 2017, adopted the following resolutions creating a series of shares of preferred stock designated as Series B Convertible Preferred Stock, none of which shares have been issued:

RESOLVED, that the Board hereby designates the Series B Convertible Preferred Stock and the number of shares constituting such series, and fixes the rights, powers, preferences, privileges and restrictions relating to such series in addition to any set forth in the Articles of Incorporation as follows:

TERMS OF SERIES B CONVERTIBLE PREFERRED STOCK

1.       Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as “Series B Convertible Preferred Stock” (the “Preferred Shares”).  The authorized number of Preferred Shares shall be 500,000 shares.  Each Preferred Share shall have a par value of $0.001.  Capitalized terms not defined herein shall have the meanings as set forth in Section 23 below.

2.

Ranking.  Except with respect to any other future series of preferred stock of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding-up of the Company (collectively, the “Senior Preferred Stock”) or any future series of preferred stock of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding-up of the Company (collectively, the “Parity Stock”), all shares of capital stock of the Company shall be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding-up of the Company (collectively, the “Junior Stock”).  The rights of all such shares of capital stock of the Company shall be subject to the rights, powers, preferences and privileges of the Preferred Shares.  In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative rights, powers, preferences, privileges, and designations provided for herein and no such merger or consolidation shall result inconsistent therewith.

3.

Dividends.

(a)

From and after the date of issuance of each share of Preferred Shares (the “Initial Issuance Date”), each holder of a Preferred Share (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends (the “Dividends”), which Dividends shall be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms hereof, in shares of Common Stock or cash on the Stated Value (as defined below) of such Preferred Share at the Dividend Rate (as defined below), which shall be cumulative but not compounding and shall continue to accrue whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of dividends in such fiscal year.  Dividends on the Preferred Shares shall commence accumulating on the Initial Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed. Subject to Section 4(c), Dividends shall be payable quarterly, at the Holder’s option, in cash or shares of Common Stock, with the first (1st) Dividend Date being the date ninety (90) days from the Initial Issuance Date of the first Preferred Share to be issued (each, a “Dividend Date”).  If a Dividend Date is not a Business Day (as defined below), then the Dividend shall be due and payable on the Business Day immediately following such Dividend Date. Additionally, after the first Dividend Date, the Holder may request the payment of any accrued Dividends on any Conversion Date or the date of any Installment Redemption Payment (each, an “Optional Dividend Date”).

(b)

Dividends shall be payable on each Dividend Date, to the Holders of record of the Preferred Shares on the applicable Dividend Date, in shares of Common Stock (the “Dividend Shares”) so long as there has been no Equity Conditions Failure and so long as the delivery of Dividend Shares would not violate the provisions of Section 4(e); provided, however, that the Company may, at its option, pay Dividends on any Dividend Date in cash (the “Cash Dividends”) or in a combination of Cash Dividends and, so long as there has been no Equity Conditions Failure, Dividend Shares. The Company shall deliver a written notice (each, a “Dividend Election Notice”) to each Holder on the Dividend Notice Due Date (the date such notice is delivered to all of the Holders, the “Dividend Notice Date”), which notice (1) either (A) confirms that Dividends to be paid on such Dividend Date shall be paid entirely in Dividend Shares or (B) elects to pay Dividends as Cash Dividends, Dividend Shares, or as a combination of Dividend Shares and Cash Dividends and, in any event, specifies the amount of Dividends that shall be paid as Cash Dividends and the amount of Dividends, if any, that shall be paid in Dividend Shares and (2) certifies that there has been no Equity Conditions Failure as of such time, if any portion of the Dividends shall be paid in Dividend Shares. Notwithstanding anything herein to the contrary, if no Equity Conditions Failure has occurred as of the Dividend Notice Date but an Equity Conditions Failure occurs at any time prior to the Dividend Date, (A) the Company shall provide each Holder a subsequent notice to that effect and (B) unless such Holder waives the Equity Conditions Failure, the Dividend payable to such Holder on such Dividend Date shall be paid as Cash Dividends to be paid to each Holder on a Dividend Date in Dividend Shares shall be paid in a number of fully paid and non-assessable shares (rounded to the nearest whole share, with 0.50 or more of a share being rounded up to the nearest whole share and 0.49 or less of a share being rounded down to the nearest whole share) of Common Stock equal to the quotient of (1) the amount of Dividends payable to such Holder on such Dividend Date less any Cash Dividends paid and (2) the Conversion Price in effect on the applicable Dividend Date.

 (c)       When any Dividend Shares are to be paid on an Dividend Date to any Holder, the Company shall (i) (A) provided that (x) the Company’s transfer agent (the “Transfer Agent”) is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and (y) such Dividend Shares to be so issued are eligible for resale pursuant to Rule 144 (as defined in the Securities Purchase Agreement), credit such aggregate number of Dividend Shares to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit and Withdrawal at Custodian system, or (B) if either of the immediately preceding clauses (x) or (y) is not satisfied, issue and deliver on the applicable Dividend Date, to the address set forth in the register maintained by the Company for such purpose pursuant to the Securities Purchase Agreement or to such address as specified by such Holder in writing to the Company at least two (2) Business Days prior to the applicable Dividend Date, a certificate, registered in the name of such Holder or its designee, for the number of Dividend Shares to which such Holder shall be entitled and (ii) with respect to each Dividend Date, pay to such Holder, in cash by wire transfer of immediately available funds, the amount of any Cash Dividend. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Dividend Shares.

(d)

In the event that a Holder requests the payment of Dividends on any Optional Dividend Date, such Dividends shall be payable in accordance with mechanisms set forth in Sections 4(c)(i)-(ii) and Section 5(b), as applicable. The Dividends shall be paid, at the Holder’s option in cash, in Dividend Shares, or any combination of cash and Dividend Shares, so long as there has been no Equity Conditions Failure and so long as the delivery of Dividend Shares would not violate the provisions of Section 4(e). Dividends to be paid to such Holder on an Optional Dividend Date in Dividend Shares shall be paid in a number of fully paid and non-assessable shares (rounded to the nearest whole share) of Common Stock equal to the quotient of (1) the amount of Dividends payable to such Holder on such Optional Dividend Date less any Dividends paid in cash and (2) the Conversion Price in effect on the applicable Optional Dividend Date.

4.       Conversion. Each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below) on the terms and conditions set forth in this Section 4.

(a)       Holder’s Conversion Right. Subject to the provisions of Section 4(e) and Section 5, at any time or times after the date (the “Initial Conversion Date”) that is six (6) months after the Initial Issuance Date, each Holder shall be entitled to convert any whole number of Preferred Shares and any accrued but unpaid Dividends into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4(c) at the Conversion Rate (as defined below); provided, however, the maximum number of Preferred Shares that may be converted by such Holder during the five (5) Trading Day period following the Initial Conversion Date and every five (5) Trading Day period thereafter (each a “Monthly Conversion Period”) shall be no greater than that number of Preferred Shares with an aggregate Stated Value equal to $20,000 (the “Maximum Conversion Shares”) unless the Company and the Holder agree in writing to increase the Maximum Conversion Shares for each respective Monthly Conversion Period.

(b)       Conversion Rate. The number of validly issued, fully paid and non-assessable shares of Common Stock issuable upon conversion (the “Conversion Shares”) of each Preferred Share pursuant to Section 4(a) shall be determined according to the following formula (the “Conversion Rate”):

(Conversion Amount x Conversion Premium)
Conversion Price

No fractional shares of Common Stock are to be issued upon the conversion of any Preferred Shares. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

(c)

Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

(i)        Holder’s Conversion. Subject to the provisions of Section 4(e) and Section 5, to convert Preferred Shares into validly issued, fully paid and non-assessable shares of Common Stock on any date (a “Conversion Date”), a Holder shall deliver (whether via facsimile or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company, which Conversion Notice shall be subject to an adjustment to the Conversion Price set forth on such Conversion Notice upon the close of the Principal Market on the Conversion Date. If required by Section 4(c)(vi), within three (3) Trading Days following a conversion of any such Preferred Shares into Common Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Company the original certificates representing the share(s) of Preferred Shares (the “Preferred Share Certificates”) so converted as aforesaid.

 (ii)        Company’s Response. On or before the second (2nd) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following the date of receipt by the Company of such Conversion Notice, the Company shall (1) provided that (x) the Transfer Agent is participating in DTC Fast Automated Securities Transfer Program and (y) such Conversion Shares and Dividend Shares (as applicable) to be so issued are eligible for resale pursuant to Rule 144 (as defined in the Securities Purchase Agreement) credit such aggregate number of Conversion Shares and Dividend Shares (as applicable) to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if either of the immediately preceding clauses (x) or (y) are not satisfied, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of Conversion Shares and Dividend Shares (as applicable) to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(vi) is greater than the number of Preferred Shares being converted, then the Company shall if requested by such Holder, as soon as practicable and in no event later than three (3) Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Share Certificate representing the number of Preferred Shares not converted.

(iii)        Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

 (iv)        Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, to issue to a Holder within two (2) Trading Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise) (the “Share Delivery Deadline”), a certificate for the number of shares of Common Stock to which such

Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit such Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of any Preferred Shares (as the case may be) (a “Conversion Failure”), then, in addition to all other remedies available to such Holder, such Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any Preferred Shares that have not been converted pursuant to such Holder’s Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to the terms of this Certificate of Designations or otherwise.

 (v)        Pro Rata Conversion; Disputes. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares submitted for conversion, the Company shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder’s Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

(vi)        Book-Entry. Notwithstanding anything to the contrary set forth in this Section 4, upon conversion of any Preferred Shares in accordance with the terms hereof, no Holder thereof shall be required to physically surrender the certificate representing the Preferred Shares to the Company following conversion thereof unless (A) the full or remaining number of Preferred Shares represented by the certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 4(c)(vi)) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of any Preferred Shares. Each Holder and the Company shall maintain records showing the number of Preferred Shares so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend:

ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(vi) THEREOF. THE NUMBER OF SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES A PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(vi) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(d)           Taxes. The Holder shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof), issuance and other similar taxes that may be payable with respect to the issuance and delivery of shares of Common Stock upon the conversion of Preferred Shares.

(e)           Limitation on Beneficial Ownership.

(i)        Notwithstanding anything to the contrary contained in this Certificate of Designations, the Preferred Shares held by a Holder shall not be convertible by such Holder, and the Company shall not effect any conversion of any Preferred Shares held by such Holder, to the extent (but only to the extent) that such Holder or any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the then issued and outstanding shares of Common Stock. To the extent the above limitation applies, the determination of whether the Preferred Shares held by such Holder shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by such Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by such Holder and its affiliates) shall, subject to such Maximum

Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability of a Holder to convert Preferred Shares, or of the Company to issue shares of Common Stock to such Holder, pursuant to this Section 4(e) shall have any effect on the applicability of the provisions of this Section 4(e) with respect to any subsequent determination of convertibility or issuance (as the case may be). For purposes of this Section 4(e), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. The provisions of this Section 4(e) shall be implemented in a manner otherwise in strict conformity with the terms of this Section 4(e) to correct this Section 4(e) (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section 4(e) shall apply to a successor holder of Preferred Shares. The holders of Common Stock shall be third party beneficiaries of this Section 4(e) and the Company may not waive this Section 4(e) without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of a Holder, the Company shall within one (1) Business Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Certificate of Designations or securities issued pursuant to the other Transaction Documents. By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such Holder sending such notice and not to any other Holder.

Notwithstanding anything contained in this Section 4(e) to the contrary and subject to the other provisions of this Certificate of Designations, the Holder may, at its option and in its sole discretion, determine (A) whether the Preferred Shares held by such Holder shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by such Holder or any of its affiliates) and (B) of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by such Holder and its affiliates) on any basis, order, or amounts for conversion, exercise or exchange (as the case may be).

(ii)        Principal Market Regulation. Notwithstanding anything herein to the contrary, the Company shall not issue any shares of Common Stock upon conversion of any Preferred Shares or otherwise pursuant to this Certificate of Designations, until the Company obtains the Stockholder Approval, to the extent such Stockholder Approval is necessary for such issuance.

(f)

Anti-Dilution. If, at any time during the period twelve (12) months from a Holder’s Initial Issuance Date,  the Company or any Subsidiary, as applicable, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.  Notwithstanding the foregoing, no adjustment will be made under this Section 4(f) in respect of an Exempt Issuance.  The Company shall notify the Holders in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 4(f), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 4(f), upon the occurrence of any Dilutive Issuance, the Holders will be entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

5.       Optional and Triggered Redemption

(a)

Company One-Time Redemption. In addition to the Company’s Monthly Redemption right as set forth in Section 5(c), at any time before the date six (6) months from a Holder’s Initial Issuance Date and provided that no Equity Conditions Failure (as defined below) exists, the Company shall have the right to redeem all, but not less than all, of the Preferred Shares then outstanding, plus the then accrued and unpaid Dividends (the “Company One-Time Redemption Amount”). The Preferred Shares subject to redemption described herein shall be redeemed by the Company, in cash at a price per Preferred Share (the “Company One-Time Redemption Price”) equal to (1) one hundred and fifteen percent (115%) of the Stated Value, plus (2) all Additional Amounts, plus (3) all Make-Whole Amounts, plus (4) any accrued and unpaid Late Charges (as defined in Section 22(b)(ii)) with respect to such Stated Value as of such date of determination.  The Company may exercise its redemption option under this Section 5(a) by delivering a written notice thereof by facsimile or electronic mail to all, but not less than all, of the Holders (the “Company One-Time Redemption Notice” and the date all of the Holders received such notice is referred to as the “Company One-Time Redemption Notice Date”). The Company may deliver only one Company One-Time Redemption Notice hereunder and such Company One-Time Redemption Notice shall be irrevocable. The Company One-Time Redemption Notice shall (x) state the date on which the Company One-Time Redemption shall occur (the “Company One-Time Redemption Date”) which date shall not be less than sixty (60) Trading Days nor more than seventy- five (75) Trading Days following the Company One-Time Redemption Notice Date, (y) certify that there has been no Equity Conditions Failure and (z) state the aggregate Company One-Time Redemption Amount of the Preferred Shares which is being redeemed in such Company Optional Redemption from such Holder and all of the other Holders of the Preferred Shares pursuant to this Section 5(a) on the Company Optional Redemption Date. Notwithstanding anything herein to the contrary, (i) if no Equity Conditions Failure has occurred as of the Company Optional Redemption Notice Date but an Equity Conditions Failure occurs at any time prior to the Company One-Time Redemption Date, (A) the Company shall provide each Holder a subsequent notice to that effect and (B) unless such Holder waives the Equity Conditions Failure, the Company One-Time Redemption with respect to such Holder shall be cancelled and the applicable Company One-Time Redemption Notice shall be null and void and (ii) at any time prior to the date the Company One-Time Redemption Price is paid, in full, the Company One-Time Redemption Amount may be converted, in whole or in part, by any Holder into shares of Common Stock pursuant to Section 4. All Conversion Amounts converted by a Holder after the Company One-Time Redemption Notice Date shall reduce the Company One-Time Redemption Amount of the Preferred Shares of such Holder required to be redeemed on the Company One-Time Redemption Date. Redemptions made pursuant to this Section 5(a) shall be made in accordance with Section 5(d). In the event of the Company’s redemption of any of the Preferred Shares under this Section 5(a), a Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for such Holder. Accordingly, any redemption premium due under this Section 5(a) is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder’s actual loss of its investment opportunity and not as a penalty. For the avoidance of doubt, the Company shall have no right to effect a Company One-Time Redemption if any Triggering Event has occurred and is continuing, but any Triggering Event shall have no effect upon any Holder’s right to convert Preferred Shares in its discretion.

           (b)

Triggering Event Redemptions.

(i)

Triggering Event. Each of the following events shall constitute a “Triggering Event” and each of the events in clauses (ix), (x) and (xi) shall constitute a “Bankruptcy Triggering Event”:

a.

any of the shares of Common Stock issuable upon conversion of the Preferred Shares are not freely tradable without restriction by any of the Holders due to a breach by the Company which remains uncured for a period of five (5) consecutive Trading Days;

b.

the suspension from trading or failure of the Common Stock to be traded or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days;

c.

the Company’s written notice to the holder of the Preferred Shares, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any Preferred Shares into shares of Common Stock that is requested in accordance with the provisions of this Certificate of Designations, other than pursuant to Section 4(e) hereof;

d.

at any time following the fifth (5th) consecutive day following written notice that a Holder’s pro rate authorized share allocation (as defined in Section 9 below) is less than 300% of the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion in full of the Preferred Shares held by such Holder (without regard to any limitations on conversion set forth in this Certificate of Designations) and the Company’s shareholders have not voted to increase the authorized Common Shares to cure such defect;

e.

the Company’s Board of Directors fails to declare any Dividend to be paid on the applicable Dividend Date in accordance with Section 3;

f.

the Company’s failure to pay to the Holder any Dividend (whether or not declared by the Board of Directors) or any other amount when and as due under this Certificate of Designations (including, without limitation, the Company’s failure to pay any redemption payments or amounts hereunder) or any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby (in each case, as permitted pursuant to the FBCA), except, in the case of a failure to pay Dividends and Late Charges (as defined in Section 22(b)(ii)) when and as due, in each such case only if such failure remains uncured for a period of at least three (3) Trading Days;

g.

the Company, on three or more occasions, either (A) fails to cure a Conversion Failure by delivery of the required number of shares of Common Stock within two (2) Trading Days after the applicable Conversion Date or (B) fails to remove any restrictive legend on any certificate for any shares of Common Stock issued to such Holder upon conversion of any Preferred Shares acquired by such Holder as and when required with respect to such securities in accordance with applicable federal securities laws, and any such failure remains uncured for at least three (3) Trading Days;

h.

the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $500,000 of Indebtedness of the Company or any Subsidiaries;

i.

bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party, shall not be dismissed within thirty (30) days of their initiation;

j.

the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

k.

the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;

l.

a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Company and/or any of its subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $250,000 amount set forth above so long as the Company provides each Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to each Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

m.

the Company and/or any Subsidiary, individually or in the aggregate fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $250,000 due to any third party (other than, with respect to payments contested by the

Company and/or such subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $250,000, which breach or violation causes the other party thereto to declare a default or otherwise accelerate amounts due thereunder;

n.

other than as specifically set forth in another clause of this Section 5(b), the Company or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five (5) consecutive Trading Days, unless such breach does not have a Material Adverse Effect (as defined below);

o.

a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company that either (A) the Equity Conditions are satisfied, (B) there has been no Equity Conditions Failure, or (C) as to whether any Triggering Event has occurred, and such Holder suffers economic damage thereby;

p.

any breach or failure in any respect by the Company or any Subsidiary to comply with any covenants of this Certificate of Designations, unless such breach does not have a Material Adverse Effect;

q.

occurrence of any Material Adverse Effect;

r.

the occurrence or continuance of an Event of Default under any Transaction Document and such Event of Default has not been cured during the applicable cure period; or

s.

any Equity Condition Failure.

(ii)           Notice of a Triggering Event; Redemption Right. Upon the occurrence of a Triggering Event with respect to the Preferred Shares, the Company shall within two (2) Business Days deliver written notice thereof via facsimile or electronic mail (a “Triggering Event Notice”) to each Holder. At any time after the earlier of a Holder’s receipt of a Triggering Event Notice and such Holder becoming aware of a Triggering Event (such earlier date, the “Triggering Event Right Commencement Date”) and ending (such ending date, the “Triggering Event Right Expiration Date”, and each such period, a “Triggering Event Redemption Right Period”) on the tenth (10th) Trading Day after the later of (x) the date such Triggering Event is cured (notwithstanding, the Company shall only have five (5) calendar days to cure any Equity Conditions Failure) and (y) such Holder’s receipt of a Triggering Event Notice that includes (I) a reasonable description of the applicable Triggering Event, (II) a certification as to whether, in the opinion of the Company, such Triggering Event is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Triggering Event and (III) a certification as to the date the Triggering Event occurred and, if cured on or prior to the date of such Triggering Event Notice, the applicable Triggering Event Right Expiration Date, such Holder may require the Company to redeem (regardless of whether such Triggering Event has been cured on or prior to the Triggering Event Right Expiration Date) all or any of the Preferred Shares held by such Holder by delivering written notice thereof (the “Triggering Event Redemption Notice”) to the Company, which Triggering Event Redemption Notice shall indicate the number of the Preferred Shares such Holder is electing to redeem. Each of the Preferred Shares subject to redemption by the Company pursuant to this Section 5(b) shall be redeemed by the Company, at the Holder’s option, for shares of Common Stock at a price equal to the lesser of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) one hundred thirty five percent (135%) (the “Triggering Event Redemption Premium”) and (ii) the product of (X) the Conversion Rate with respect to the Conversion Amount in effect at such time as such Holder delivers a Triggering Event Redemption Notice multiplied by (Y) the product of (1) the Trigger Event Redemption Premium multiplied by (2) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Triggering Event and ending on the date the Company makes the entire payment required to be made under this Section 5(b) (the “Triggering Event Redemption Price”).  In the event that the Company elects to pay the Trigger Event Redemption Price in shares of Common Stock, the Company shall issue the shares of Common Stock at a conversion price equal to 90% of the then applicable Conversion Price (the “Triggering Event Redemption Conversion Price”). For the avoidance of doubt, if Holders are requesting redemptions at the Triggering Event Redemption Conversion Price due to an Equity Conditions Failure, upon a cure of the Equity Conditions Failure, the Company shall not be required to pay to the Holders the redemptions described in this Section 5(b) in shares of Common Stock at the Triggering Event Conversion Redemption Price.  Triggering Redemptions required by this Section 5(b) shall be made in accordance with the provisions of Section 5. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Preferred Shares by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5(b), but subject to Section 4(e), until the Triggering Event Redemption Price (together with any Late Charges (as defined in Section 22(b)(ii)) thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) (together with any Late Charges (as defined in Section 22(b)(ii)) thereon) may be converted, in whole or in part, by such Holder into Common Stock pursuant to the terms of this Certificate of Designations. In the event of the Company’s redemption of any of the Preferred Shares under this Section 5(b), a Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for such Holder. Accordingly, any redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder’s actual loss of its investment opportunity and not as a penalty.

(iii)

Notwithstanding anything to the contrary contained in this Section 5(b), upon a Trigger Event, each Holder shall have the option to redeem all of its Preferred Shares in accordance with this Section 5(b).  Additionally, following a Triggering Event, interest shall accrue on the amount due to a Holder at a rate of two percent (2%) per month until such Holder is paid in full.

(iv)       Mandatory Redemption upon Bankruptcy Triggering Event. Notwithstanding anything to the contrary herein, and notwithstanding any conversion that is then required or in process, upon any Bankruptcy Triggering Event, the Company shall immediately redeem, in cash, each of the Preferred Shares then outstanding at a redemption price equal to the applicable Triggering Event Redemption Price (calculated as if such Holder shall have delivered the Triggering Event Redemption Notice immediately prior to the occurrence of such Bankruptcy Triggering Event), without the requirement for any notice or demand or other action by any Holder or any other person or entity, provided that a Holder may, in its sole discretion, waive such right to receive payment upon a Bankruptcy Triggering Event, in whole or in part, and any such waiver shall not affect any other rights of such Holder or any other Holder hereunder, including any other rights in respect of such Bankruptcy Triggering Event, any right to conversion, and any right to payment of such Triggering Event Redemption Price or any other Redemption Price, as applicable.

(c)       Company Monthly Redemption.   On or after the date that is six (6) months from the Initial Issuance Date, on each Business Day before the Monthly Conversion Period as described in Section 4(a), the Company, at its sole discretion, shall have the right to redeem all or a portion of the Maximum Conversion Shares (the “Monthly Redemption Shares”), in cash at a price per Maximum Conversion Share (the “Company Monthly Redemption Price”) equal to (1) one hundred twenty percent (120%) of the Stated Value of such Monthly Redemption Shares, plus (2) all Additional Amounts with respect to such Monthly Redemption Shares, plus (3) all Make-Whole Amounts with respect to such Monthly Redemption Shares, plus (4) any accrued and unpaid Late Charges (as defined in Section 22(b)(ii)) with respect to the Stated Value of such Monthly Redemption Shares as of such date of determination.  The

Company may exercise its redemption option under this Section 5(c) by delivering a written notice thereof by facsimile or electronic mail to all, but not less than all, of the Holders (the “Company Monthly Redemption Notice” and the date all of the Holders received such notice is referred to as the “Company Monthly Redemption Notice Date”). The Company may deliver only one Company Monthly Redemption Notice with respect to any Monthly Conversion Period hereunder and such Company Monthly Redemption Notice shall be irrevocable. The Company Monthly Redemption Notice shall (x) state the date on which the Company One-Time Redemption shall occur (the “Company Monthly Redemption Date”) which date shall be no more than three (3) Trading Days following the Company Monthly Redemption Notice Date, (y) certify that there has been no Equity Conditions Failure and (z) state the aggregate Company Monthly Redemption Shares which is being redeemed in such Company Monthly Redemption from such Holder and all of the other Holders of Monthly Redemption Shares pursuant to this Section 5(c) on the Company Monthly Redemption Date. Redemptions made pursuant to this Section 5(c) shall be made in accordance with Section 5(d). In the event of the Company’s redemption of any of the Preferred Shares under this Section 5(c), a Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for such Holder. Accordingly, any redemption premium due under this Section 5(c) is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder’s actual loss of its investment opportunity and not as a penalty. For the avoidance of doubt, the Company shall have no right to effect a Company Monthly Redemption if any Triggering Event has occurred and is continuing, but any Triggering Event shall have no effect upon any Holder’s right to convert Preferred Shares in its discretion.

(d)

Redemptions.

(i)

General. If a Holder has submitted a Triggering Event Redemption Notice in accordance with Section 5(b)(ii), the Company shall deliver the applicable Triggering Event Redemption Price to such Holder in cash within five (5) Business Days after the Company’s receipt of such Holder’s Triggering Event Redemption Notice.  If the Company has deliver Monthly Redemption Notice in accordance with Section 5(c), the Company shall deliver the Monthly Redemption Price, in cash, within three (3) Trading Days following the Company Monthly Redemption Notice Date.  In the event of a redemption of less than all of the Preferred Shares held by such Holder, the Company shall promptly cause to be issued and delivered to such Holder a new Preferred Certificate (likewise to the procedure set forth in Section 14) representing the number of Preferred Shares which have not been redeemed. In the event that the Company does not pay the applicable Redemption Price to a Holder within the time period required for any reason (except if such payment is prohibited pursuant to the FBCA), at any time thereafter and until the Company pays such unpaid Redemption Price in full, such Holder shall have the option, in lieu of redemption, to require the Company to promptly return to such Holder all or any of the Preferred Shares that were submitted for redemption and for which the applicable Redemption Price has not been paid. Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Preferred Shares, (y) the Company shall immediately return the applicable Preferred Share Certificate, or issue a new Preferred Share Certificate (likewise to the procedure set forth in Section 14), to such Holder.

(ii)

Redemption by Multiple Holders. Upon the Company’s receipt of a Redemption Notice from any Holder for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 5(b)(ii), the Company shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to each other Holder by facsimile or electronic mail a copy of such notice. If the Company receives one or more Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of the initial Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of the initial Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such initial Redemption Notice and such other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each Holder based on the principal amount of the Preferred Shares submitted for redemption pursuant to such Redemption Notices received by the Company during such seven (7) Business Day period.

(iii)

Triggering Event Redemptions.  Notwithstanding anything to the contrary in Sections 5(b)(ii) or 5(b)(iv), the Company shall have no obligation to comply with such Sections 5(b)(ii) or 5(b)(iv) at any time that (x) the Company does not have surplus as described under the FBCA or funds legally available to redeem all outstanding Preferred Shares, (y) the Company’s capital is impaired as described under the FBCA or (z) the redemption of any Preferred Shares would result in an impairment of the Company’s capital as described under FBCA; provided, however that in the event that the Company does not comply with the provisions of Sections 5(b)(ii) or 5(b)(iv) by virtue of the restrictions in this Section 5(d)(iii), the Company will comply with the provisions of Sections 5(b)(ii) or 5(b)(iv) promptly after such restrictions are no longer applicable.

6.       Rights Upon Fundamental Transactions.  The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 6 pursuant to written agreements, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations, including, without limitation, having a Stated Value and Dividend Rate equal to the stated value and dividend rate of the Preferred Shares held by the Holders and having similar ranking to the Preferred Shares, and reasonably satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 7(a) and 12, which shall continue to be receivable thereafter)) issuable upon the conversion of the Preferred Shares prior to such Fundamental Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which each Holder would have been entitled to receive upon the  consummation of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations. The provisions of this Section 6 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Preferred Shares.

7.            Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a)       Intentionally Omitted.

(b)       Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that each Holder will during the period sixty (60) days following the Corporate Event have the right to receive upon a conversion of all the Preferred Shares held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares contained in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. The provisions of this Section 7 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations.

8.           Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 7 or Section 12, if the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 7 or Section 12, if the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 8 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 8 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

9.            Authorized Shares.

(a)       Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock equal to the sum of (i) 300% of the Conversion Rate with respect to the Conversion Amount of each Preferred Share as of the Initial Issuance Date (assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Securities Purchase have been issued, such Preferred Shares are convertible at the Conversion Price and without taking into account any limitations on the conversion of such Preferred Shares set forth in herein) and (ii) the maximum number of Dividend Shares issuable pursuant to the terms of this Certificate of Designations from the Initial Issuance Date through the fifth (5th) anniversary of the Initial Issuance Date (assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Second Securities Purchase Agreement have been issued and without taking into account any limitations on the issuance of securities set forth herein). So long as any of the Preferred Shares are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, as of any given date, the sum of (i) 300% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Preferred Shares issued or issuable pursuant to the Securities Purchase Agreement and (ii) the maximum number of Dividend Shares issuable pursuant to the terms of this Certificate of Designations from such date through the fifth (5th) anniversary of such given date, assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Securities Purchase Agreement have been issued and without taking into account any limitations on the issuance of securities set forth herein), provided that at no time shall the number of shares of Common Stock so available be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions contained in this Certificate of Designations) (the “Required Amount”). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and for issuance as Dividend Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders based on the number of Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares (as the case may be) (the “Authorized Share Allocation”). In the event a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such Holders.

(b)       Insufficient Authorized Shares. If, notwithstanding Section 9(a) and not in limitation thereof, at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unissued shares of Common Stock to satisfy its obligation to have available for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve and have available the Required Amount for all of the Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting or obtain written consent of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement or information statement, as applicable, and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board to recommend to the stockholders that they approve such proposal.

(c)

Increases in Reserved Share Ratio. With respect to a particular date of determination, that the quotient of (x) the sum of the VWAP of the Common Stock for each Trading Day in the Ten (10) consecutive Trading Day period ending and including the Trading Day immediately preceding such date of determination, divided by (y)ten (10) is less than $0.005 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions) then the Company is required to reserve no less than 1,000% of the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion in full of the Preferred Shares held by such Holder (without regard to any limitations on conversion set forth in this Certificate of Designations);

10.       Voting Rights. Holders of Preferred Shares shall have no voting rights, except as required by law (including without limitation, the FBCA) and as expressly provided in this Certificate of Designations. To the extent that under the FBCA the vote of the holders of the Preferred Shares, voting separately as a class or series as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the holders of all of the Preferred Shares, voting together in the aggregate and not in separate series unless required under the FBCA, represented at a duly held meeting at which a quorum is presented or by written consent of all of the Preferred Shares (except as otherwise may be required under the FBCA), voting together in the aggregate and not in separate series unless required under the FBCA, shall constitute the approval of such action by both the class or the series, as applicable. Subject to Section

4(e), to the extent that under the FBCA holders of the Preferred Shares are entitled to vote on a matter with holders of shares of Common Stock, voting together as one class, each Preferred Share shall entitle the holder thereof to cast that number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible (subject to the ownership limitations specified in Section 4(e) hereof) using the record date for determining the stockholders of the Company eligible to vote on such matters as the date as of which the Conversion Price is calculated. Notwithstanding, anything to the contrary herein, to the extent that under the FBCA holders of the Preferred Shares are entitled to vote on a matter with holders of shares of Common Stock, no Holder of Preferred Shares shall be entitled to cast votes representing more than 4.99% of the votes entitled to be cast in the matter.  Holders of the Preferred Shares shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled by vote, which notice would be provided pursuant to the Company’s bylaws and the FBCA).

11.       Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of shares of Junior Stock, an amount per Preferred Share equal to the greater of (A) 100% of the Stated Value and (B) the amount per share such Holder would receive if such Holder converted such Preferred Shares into Common Stock immediately prior to the date of such payment, provided that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Parity Stock, then each Holder and each holder of Parity Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and all holders of shares of Parity Stock. To the extent necessary, the Company shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section 11. All the preferential amounts to be paid to the Holders under this Section 11 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of Junior Stock in connection with a Liquidation Event as to which this Section 11 applies.

12.       Participation. In addition to any adjustments pursuant to Section 8, the Holders shall, as holders of Preferred Shares, be entitled to receive such dividends paid and distributions made to the holders of shares of Common Stock to the same extent as if such Holders had converted each Preferred Share held by each of them into shares of Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of shares of Common Stock (provided, however, to the extent that a Holder’s right to participate in any such dividend or distribution would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage).

13.       Vote to Change the Terms of or Issue Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Articles of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Company shall not amend or repeal any provision of, or add any provision to, its Articles of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Preferred Shares, regardless of whether any such action shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise; provided, however, the Company shall be entitled, without the consent of the Required Holders unless such consent is otherwise required by the FBCA, to (a) amend the Articles of Incorporation to effectuate one or more reverse stock splits of its issued and outstanding Common Stock for purposes of maintaining compliance with the rules and regulations of the Principal Market; (b) purchase, repurchase or redeem any shares of capital stock of the Company junior in rank to the Preferred Shares (other than pursuant to equity incentive agreements (that have in good faith been approved by the Board) with employees giving the Company the right to repurchase shares upon the termination of services); or (c) issue any preferred stock that is junior in rank to the Preferred Shares.

14.       Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificates representing Preferred Shares (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of an indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of the certificate(s), the Company shall execute and deliver new certificate(s) of like tenor and date.

15.       Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required, to the extent permitted by applicable law. The Company shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Company’s compliance with the terms and conditions of this Certificate of Designations.

16.       Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (iii) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein).

17.       Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof.

18.       Notices. The Company shall provide each Holder of Preferred Shares with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice must be in writing and shall be given in accordance with the signature page of the Securities Purchase Agreement. Without limiting the generality of the foregoing, the Company shall give written notice to each Holder (i) promptly following any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all holders of shares of Common Stock as a class or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided, in each case, that such information shall be made known to the public prior to, or simultaneously with, such notice being provided to any Holder.

19.       Transfer of Preferred Shares. Subject to the restrictions set forth in the Securities Purchase Agreement, a Holder may transfer some or all of its Preferred Shares with the Company having first right of refusal provided in the Securities Purchase Agreement.

20.       Preferred Shares Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Preferred Shares, in which the Company shall record the name, address and facsimile number of the Persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Preferred Shares is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

21.       Stockholder Matters; Amendment.

(a)       Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the FBCA, the Articles of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders, all in accordance with the applicable rules and regulations of the FBCA. This provision is intended to comply with the applicable sections of the

FBCA permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

(b)       Amendment. This Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the FBCA, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the FBCA and the Articles of Incorporation.

22.       Dispute Resolution.

(a)       Submission to Dispute Resolution.

(i) In the case of a dispute relating to a Closing Sale Price, a Conversion Price, a VWAP or a fair market value or the arithmetic calculation of a Conversion Rate (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the applicable Holder (as the case may be) shall submit the dispute to the other party via facsimile (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such Holder at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to promptly resolve such dispute relating to such Closing Sale Price, such Conversion Price, such VWAP or such fair market value, or the arithmetic calculation of such Conversion Rate (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or such Holder (as the case may be) of such dispute to the Company or such Holder (as the case may be), then such Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) Such Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 22 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such investment bank, neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation) .

(iii) The Company and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b)       Miscellaneous.

(i)

Whenever any payment of cash is to be made by the Company to any Person pursuant to this Certificate of Designations, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by a certified check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing, provided that such Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and such Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Certificate of Designations is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

23.       Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a)

“1934 Act” means the Securities Exchange Act of 1934, as amended.

(b)

 “Additional Amount” means, as of the applicable date of determination, with respect to each Preferred Share, all declared and unpaid Dividends on such Preferred Share.

(c)

 “Approved Share Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such.

(d)

 “Bloomberg” means Bloomberg, L.P.

(e)

 “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)

 “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price (as the case may be) then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(g)

 “Common Stock” means (i) the Company’s shares of common stock, Nil par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(h)

 “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(i)

 “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(j)

 “Conversion Amount” means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (1) the Stated Value thereof, plus (2) the Additional Amount thereon as of such date of determination, plus (3) the Make-Whole Amount.

(k)

“Conversion Premium” means One Hundred Thirty Percent (130%).

(l)

“Conversion Price” means, with respect to each Preferred Share, the lower of (i) the Fixed Conversion Price; or (ii) the lower of the VWAP of the Common Stock on the Trading Day prior to the Conversion Date or the VWAP of the Common Stock on the Conversion Date, subject to changes as set forth herein.

(m)

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(n)

 “Dividend Notice Due Date” means the eleventh (11th) Trading Day immediately prior to the applicable Dividend Date.

(o)

 “Dividend Rate” means five percent (5.0%) per annum.

(p)

 “Eligible Market” means The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market or the Principal Market.

(q)

 “Equity Conditions” means: (i) with respect to the applicable date of determination all of the shares of Common Stock issuable upon conversion of all of the Preferred Shares are freely tradable without the need for registration under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion contained herein); (ii) on each day during the period beginning thirty (30) days prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock (including all of the shares of Common Stock issuable upon conversion of all of the Preferred Shares) is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company); (iii) on each day during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of Preferred Shares on a timely basis as set forth in Section 4 hereof, and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iv) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 4(e) hereof (each Holder acknowledges that the Company shall be entitled to assume that this condition has been met for all purposes hereunder absent written notice from such Holder); (v) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vii) the Company shall have no knowledge of any fact that would reasonably be expected to cause any of the shares of Common Stock issuable upon conversion of any Preferred Shares to not be freely tradable without the need for registration under any applicable state securities laws (disregarding any limitation on conversion contained herein); (viii) no Holder shall be in possession of any material, non-public information provided to any of them by the Company, any of its Subsidiaries or any of their respective affiliates, employees, officers, representatives, agents or the like; (ix) on each day during the Equity Conditions Measuring Period, the Company otherwise shall have been in material compliance with each, and shall not have breached any, provision, covenant, representation or warranty of any Transaction Document; (x) on each day during the Equity Conditions Measuring Period, there shall not have occurred any Volume Failure or Price Failure; (xi) there shall be no Triggering Events; (xii) The Company’s Common Stock must be DWAC eligible and not subject to “DTC chill”; (xiii) the Company must be current on all of its filings under the 1934 Act; (xiv) the Preferred Shares must be able to be delivered via an “Automatic Conversion” of principal and/or interest.

(r)

 “Equity Conditions Failure” means, with respect to any date of determination, that on any day during the period commencing twenty (20)

Trading Days immediately prior to such date of determination, the Equity Conditions have not been satisfied (or waived in writing by the Required Holders).

(s)

 “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, advisors or independent contractors of the Company pursuant to any stock or option plan duly adopted for such purpose, (b) shares of Common Stock, warrants or options to advisors or independent contractors of the Company for compensatory purposes, (c) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the Initial Issuance Date, provided that such securities have not been amended since the Initial Issuance Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (d) securities issuable pursuant to any contractual anti-dilution obligations of the Company in effect as of the Initial Issuance Date, provided that such obligations have not been materially amended since the Initial Issuance Date, and (e) securities issued pursuant to acquisitions or any other strategic transactions approved by the Board of Directors, provided that any such issuance shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(t)

“Fixed Conversion Price” means, with respect to each Preferred Share, the result of 110% multiplied by the VWAP of the common stock of the Company on the First Closing Date of the Securities Purchase Agreement relating to the purchase and sale of the Preferred Shares as described herein, subject to changes as set forth herein.

(u)

“Fundamental Transaction” means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than fifty percent (50%) of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than fifty percent (50%)

of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) (I) reorganize, recapitalize or reclassify the Common Stock, (II) effect or consummate a stock combination, reverse stock split or other similar transaction involving the Common Stock or (III) make any public announcement or disclosure with respect to any stock combination, reverse stock split or other similar transaction involving the Common Stock (including, without limitation, any public announcement or disclosure of (x) any potential, possible or actual stock combination, reverse stock split or other similar transaction involving the Common Stock or (y) board or stockholder approval thereof, or the intention of the Company to seek board or stockholder approval of any stock combination, reverse stock split or other similar transaction involving the Common Stock), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifty percent (50%)  of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

(v)

 “GAAP” means United States generally accepted accounting principles, consistently applied.

(w)

 “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

(x)

 “Liquidation Event” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries, taken as a whole.

(y)

 “Make-Whole Amount” means as of any given date, the amount of any Dividend that, but for any conversion hereunder on such given date, would have accrued with respect to the Conversion Amount being redeemed hereunder at the Dividend Rate then in effect for the period from such given date through the following Dividend Date.

(z)

 “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any subsidiary, either individually or taken as a whole, (ii) the transactions contemplated hereunder or (iii) the authority or ability of the Company to perform any of its obligations hereunder.

(aa)

 “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(bb)

 “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(cc)

 “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(dd)

 “Price Failure” means, with respect to a particular date of determination, that the quotient of (x) the sum of the VWAP of the Common Stock for each Trading Day in the thirty (30) consecutive Trading Day period ending and including the Trading Day immediately preceding such date of determination, divided by (y) thirty (30) is less than $0..001 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions).

(ee)

 “Principal Market” means the OTCPINK, OTCQB or OTCQX.

(ff)

 “Redemption Notices” means, collectively, the Triggering Event Redemption Notice, the Company Monthly Redemption Notice and each of the foregoing, individually, a “Redemption Notice”.

(gg)

 “Redemption Premium” means One Hundred Thirty Percent (130%).

(hh)

 “Redemption Prices” means, collectively, the Triggering Event Redemption Price, the Company One-Time Redemption Price and the Monthly Redemption Price, and each of the foregoing, individually, a “Redemption Price”.

(ii)

 “Required Holders” means the holders of at least 51% of the outstanding Preferred Shares.

(jj)

 “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act of 1933, as amended, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

(kk)

 “SEC” means the Securities and Exchange Commission or the successor thereto.

(ll)

 “Securities” means, collectively, the Preferred Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares.

(mm)

 “Securities Purchase Agreement” for each Holder shall mean the Securities Purchase Agreement and between the Company and the Holder.

(nn)

 “Stated Value” shall mean $1.00 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

(oo)

 “Stockholder Approval” means, for the purposes of this Certificate of Designations and any other Transaction Document, the affirmative approval of the stockholders of the Company providing for the Company’s issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Principal Market.

(pp)

 “Subscription Date” of a holder means the date the Securities Purchase Agreement is duly executed by all parties thereto.

(qq)

 “Subsidiary” or “Subsidiaries” means any subsidiary of the Company, including, where applicable, any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

(rr)

 “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(ss)

 “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Required Holders.

(tt)

 “Transaction Documents” for any Holder means this Certificate of Designations, the Securities, the Securities Purchase Agreement and each of the other agreements and instruments entered into or delivered by the Company or the Holder in connection with the transactions contemplated thereby, all as may be amended from time to time in accordance with the terms hereof or thereof.

(uu)

 “Volume Failure” means for any date one hundred eighty (180) from the Initial Issuance Date, with respect to a particular date of determination, the aggregate dollar trading volume (as reported on Bloomberg) of the Common Stock on the Principal Market of any Trading Day in the twenty (20) consecutive Trading Day period ending on the Trading Day immediately preceding such date of determination is less than $10,000 (adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period). No Volume Failure shall be deemed to have occurred on any date prior to the date one hundred eighty (180) from the Initial Issuance Date.

(vv)

 “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(ww)

 “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and such Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

24.       Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall simultaneously with any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to each Holder contemporaneously with delivery of such notice, and in the absence of any such indication, each Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries. Nothing contained in this Section 24 shall limit any obligations of the Company, or any rights of any Holder.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series B Convertible Preferred Stock to be signed by its Chief Executive Officer on this 5th day of October, 2017.

COMPANY

By:
	Name:	Marco Alfonsi
	Title:	Chief Executive Officer

EXHIBIT I

COMPANY NAME

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock of Canbiola, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, $0.001 par value per share (the “Preferred Shares”), of Canbiola, Inc., a Florida corporation (the “Company”), indicated below into shares of common stock, $0.001 value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion: _________________________________________________________________________

Number of Preferred Shares to be converted: ______________________________________________________

Share certificate no(s). of Preferred Shares to be converted: ___________________________________________

Tax ID Number (If applicable): _________________________________________________________________

Conversion Price**: _________________________________________________________________

Number of shares of Common Stock to be issued: ___________________________________________________

Please issue the shares of Common Stock into which the Preferred Shares are being converted in the following name and to the following address:

Issue to: _______________________________________________________________

_______________________________________________________________

Address: _______________________________________________________________

Telephone Number: ____________________________________________________

Facsimile Number: _______________________________________________________

Holder: ______________________________________________________________

By: ___________________________________________________

Title: _________________________________________________

Dated: _______________________________________________

Account Number (if electronic book entry transfer): _____________________________________________

Transaction Code Number (if electronic book entry transfer): ________________________________________

** Conversion Price may be based on the VWAP of the Trading Day prior to the Conversion Date and remains subject to adjustment upon the close of the Principal Market on the Conversion Date.

EXHIBIT II

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs [                                ] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated __________, 2017 from the Company and acknowledged and agreed to by [                              ].

     COMPANY NAME

By:
Name:
Title:

42